EXHIBIT 99.2

  THE MOLEX-JAPAN DIRECTORS' AND EXECUTIVE OFFICERS' RETIREMENT TRUST
       (Amended and Restated Effective as of January 1, 2005)

ARTICLE 1.     GENERAL

1.01 Purpose. Molex-Japan Co., Ltd., a Japanese company (hereinafter referred to as "Molex"), a wholly owned subsidiary company of Molex International, Inc., a Delaware U.S.A. corporation (hereinafter referred to as "Shareholder"), has deemed that it is in the best interest of Molex and the directors and executive officers of Molex (hereinafter referred to individually as "Participant" and collectively as "Participants") to provide a defined contribution plan (hereinafter "Plan") for Participants' retirement. Therefore, the proper officers and directors of Molex and Shareholder have been authorized and directed to execute this instrument for the purpose of setting forth the terms and provide for the administration of this Plan.

1.02  Name.   The  name  of  the Plan shall  be  The  Molex-Japan
Directors' and Executive Officers' Retirement Trust.

1.03 Effective Date. The Plan embodied in this document shall be effective July 1, 1986.

1.04 Plan Year. The Plan shall have a Plan Year comprising a twelve (12) month period beginning on July 1 and ending on the following June 30.

1.05 Administration. The Plan shall be administered by Molex and Shareholder.


ARTICLE 2.     DEFINITIONS

2.01 Definitions. Terms in this Agreement which are set forth in this Article shall have the meanings established for such terms.

2.02 Retirement Account. The Retirement Account is the sum total of all the accruals for contributions and other adjustments made by Molex pursuant to this Plan.

2.03 Annual Contribution. The Annual Contribution is the amount, if any, that Molex adds to the Retirement Account accrual at the end of every Plan Year.

2.04 Investment Fund. The Investment Fund shall be the sum of all the assets of the Participants' Retirement Accounts.

2.05  Eligible  Wages.   All determinations  and/or  computations
regarding compensation pursuant to the PLAN shall be made with reference to Eligible Wages.

     1. Eligible Wages shall include base salary paid by Molex during the Plan Year and any amounts for merit bonuses (i.e., a bonus paid in recognition of the value of service in excess of base salary) paid during the Plan Year.

     2. Eligible Wages shall specifically exclude i. any bonuses or commissions based on a percentage of income or sales; ii. severance pay given in excess of wages earned up to the date of termination; iii. the value of any other income in a form other than cash including but not limited to, stock options, stock bonuses, stock appreciation rights or any property; iv. the value of any company perquisites; v. any company payments made for nonbusiness purposes including, but not limited to, nonbusiness trips for Participant or his spouse, personal use of a company car or other property owned or leased by Molex, overseas living allowances and expenses, etc.; and vi. any nonmerit bonuses or awards, e.g., anniversary awards.

2.06 Vested Share. Vested Share is the percentage share of the Retirement Account which has become nonforfeitable.

2.07 Years Of Service. Years Of Service shall be the period that Participant has been continuously employed at Molex or any of its affiliated companies, whether or not he has been eligible to participate in the Plan during that period.

2.08  Benefit.   The  term Benefit is the  Vested  Share  of  the
Retirement Account to be distributed to Participant or his beneficiary as a result of one of the events set forth in Section 5.01.


ARTICLE 3.     PARTICIPATION

3.01 Eligibility Requirements. Participants are eligible to participate in the Plan for a given Plan Year if they were employed by Molex as a director or executive officer on the close of the applicable Plan Year and they earned Eligible Wages during the Plan Year.

3.02  Date   of   Participation.   If  Participant   meets   the
requirements of Section 3.01, he shall be eligible for the Annual Contribution set forth hereinafter.


ARTICLE 4.     VESTING PARTICIPANT'S BENEFITS

4.01 Vesting Schedule. Participant's Vested Share shall increase with the Participant's Years Of Service in accordance with the following schedule:

If the Years Of Service shall have been:    The Vested Share shall be:
________________________________________    __________________________

less than 3 years                                  None
3 years, but less than 4 years                      20%
4 years, but less than 5 years                      40%
5 years, but less than 6 years                      60%
6 years, but less than 7 years                      80%
7 years                                            100%


4.02  Accelerated  Vesting.  Notwithstanding  the  provisions  of
Section 4.01, the Retirement Account shall become fully vested (i.e., the Vested Share will be 100%) upon the occurrence of any one of the following events while Participant is employed by Molex:

     1.Participant's death; or

     2.Participant's total and permanent disability; or

     3.the  bankruptcy, liquidation or discontinuance  of  Molex;
       or

     4.the merger, consolidation or reorganization of Molex without the adoption of the Plan.

4.03 Forfeiture Of Vested Rights. Notwithstanding anything herein to the contrary, if Participant is discharged because of admitted or judicially proven fraud or dishonesty towards Molex, or if Participant voluntarily ceases to be an employee prior to his normal retirement date and within one (1) year of such termination he accepts employment with a competitor in direct competition with Molex or enters into such direct competition on his own behalf, then he shall forfeit all of this Benefit otherwise payable to him under the Plan.


ARTICLE 5.     DISTRIBUTION OF BENEFITS

5.01 Time Of Distribution. Molex shall make a distribution of Participant's Benefit:

     1. Within sixty (60) days after one of the following events:
        (i) retirement after attaining the normal retirement age of 65;
        (ii) death; or (iii) total and permanent disability.
     2. Within one (1) year after (i) the Trust Plan is terminated while Participant is employed by Molex; or (ii) Participant's employment with Molex has been terminated for any reason except those set forth in subparagraph a. above.


5.02 Form Of Distribution. Benefit payable to Participant shall be distributed in the form of a lump sum or any other manner that is agreed upon between the Participant and Molex.

5.03 Beneficiaries. Participant may designate as his beneficiary, in case of death, the person or persons to whom his Benefit shall be paid. The designation shall be in such written form as Molex requires and may include contingent or successive beneficiaries. In the event of death, payment of the Benefit to which his beneficiary or beneficiaries are entitled shall be made directly to the beneficiary or beneficiaries named in the most recent designation which has been property completed and filed with Molex by Participant.

     The beneficiary or beneficiaries designated by Participant may be changed at any time and from time to time at the election of Participant, but only by his filing with Molex a new designation in written form, revoking all prior designations. If Participant files no designation of beneficiary, or has revoked all such designations, or if his designated beneficiary or beneficiaries shall predecease him or having survived him, shall die prior to the final and complete distribution of Participant's Benefit, the Benefit or undistributed portion of the Benefit of such deceased Participant shall be paid to:

    1. the surviving spouse of such deceased Participant, if within a reasonable time (as determined by Molex) after such distribution becomes payable, Molex receives knowledge that the spouse of such deceased Participant is then living; or

    2. if no spouse of such deceased Participant is then living, or Molex receives no knowledge within a reasonable time (as determined by Molex), that the spouse of such deceased Participant is then living, such Benefit shall be paid, at the discretion of Molex, either to (i) the legal representative of the estate of such deceased Participant; or (ii) to any or all of the then living persons determined by Molex to be heirs-at-law of Participant in such proportions as Molex shall determine.

5.04 Facility Of Payment. When, if in Molex's opinion, Participant or his beneficiary is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, Molex may make payments to Participant's or beneficiary's legal representative, or to a relative or friend of Participant or beneficiary for his benefit, or Molex may apply payments for the benefit of Participant or beneficiary in any way Molex considers advisable.


ARTICLE 6.     ACCOUNTING PROVISIONS AND ALLOCATIONS

6.01 Allocation Procedure. As of the last day of each Plan Year, Molex shall make the following allocations:

     1.   allocate the Annual Contribution pursuant to Section 6.02;

     2. allocate the net earnings or losses of the Investment Fund, if any, pursuant to Section 6.03.

6.02 Amount Of Contribution. Molex, at its sole discretion may accrue for each Plan Year, an Annual Contribution from its current and accumulated net profits such amounts, if any, as the Board of Directors may determine taking into consideration business conditions and the performance of Molex subject to the approval of Shareholder. However, in no event shall the Annual Contribution for any Plan Year exceed fifteen percent (15%) of Eligible Wages. For Goro Tokuyama, the Retirement Account as of the end of each Plan Year shall also include a cumulative amount equal to one month's salary measured at the end of latest Plan Year multiplied by the number of Years of Service.

6.03 Determination Of Value of Investment Fund and Of Net Earnings or Losses. In determining any payment, allocation, distribution, etc. hereunder, the accrual method of accounting shall be used in accordance with generally accepted accounting principles. As of the end of each Plan Year, it shall be determined for said Plan Year the sum of the net earnings or losses of the Investment Fund (including the net adjustments in value of the Investment Fund), if any, which shall reflect the following, if applicable: interest and dividends earned, the increment on bonds and similar assets, other income earned and the appreciation in the fair market value of assets, depreciation in the fair market value of assets, administration expenses, appreciation or depreciation in fair market value shall be computed with respect to the difference between such value as of the end of the preceding Plan Year or the date of acquisition during the current Plan Year and the value as of the date of disposition or the end of the current Plan Year, whichever is applicable.


ARTICLE 7.     INVESTMENT FUND

7.01  Interest In Fund.  The Investment Fund shall be  owned  and
controlled   by   Molex  who  shall  act  as  the  Administrator.
Participant shall have no interest whatsoever in the assets of the Investment Fund.

7.02 Administrator. The Administrator may, at its discretion, segregate the assets comprising the Investment Fund and invest the assets in a prudent manner or the assets may be reflected as a journal entry in the financial statements of Molex. Administrator may, at its discretion, appoint an agent or agents who shall be responsible for carrying out the investment of the assets of the Investment Fund.

7.03 Year End Report. At the end of each Plan Year, or as soon thereafter as practicable, the Administrator shall report the financial condition of the Investment Fund to each Participant including the earnings (or losses), market adjustment, etc., if any, as set forth in Section 6.03 hereof.


ARTICLE 8.     AMENDMENT AND TERMINATION OF TRUST

8.01 Amendments To Conform With Law. Molex reserves the right to amend this Agreement in order to make such changes in, additions to and substitutions for, the provisions of this Plan, as its Board of Directors and the other parties hereto may deem necessary or advisable for the purpose of conforming to any present or future law relating to the Plan or similar plans, and to the administrative regulations promulgated thereunder.

8.02 Other Amendments and Terminations. This Agreement may be altered, amended or terminated at any time by Molex by resolution of its Board of Directors; provided, however, that no such amendment shall either directly or indirectly operate to give Molex any interest whatsoever in any funds or property accrued by if under the terms of this Plan, or to deprive Participant or his beneficiary of his beneficial interest in the Retirement Account as it is then constituted, nor shall any such amendment cause any part of the Benefit to be used for, or diverted to, purposes other than for the exclusive benefit of Participant or his beneficiaries. In the event of termination of this Plan or upon the complete discontinuance of contributions under the Plan, the rights of Participant to the amounts credited to this account at such time shall be nonforfeitable.


ARTICLE 9.     MISCELLANEOUS

9.01  Rights  Of Participant and Others.  Participant  shall  not have any right to pledge, hypothecate, anticipate or in any way create a lien upon any part of the Retirement Account. Distributions to Participant, his beneficiaries, spouse, heirs or legal representatives, excepting minors and persons under legal or other disability, shall be made only to them and upon their personal receipts or endorsements, and no interest in the Retirement Account, or any part thereof, shall be assignable in anticipation of payment either by voluntary or involuntary act, or by operation of law, or be liable in any way for the debts of defaults of Participant, his beneficiaries, spouse, heirs or legal representatives whether to Molex or to others.

9.02 No Interest In Molex. Neither the creation of this Plan nor anything contained in this Agreement shall be construed as giving Participant any equity or other interest in the assets, business or affairs of Molex, or the right to complain about any action taken by the officers, directors, or stockholders, or about any policy adopted or pursued by Molex, or the right of continued employment with Molex.

9.03 Controlling Law. This Agreement shall be construed and enforced according to the laws of Japan and all provisions hereof shall be administered according to the laws thereof.


                                   MOLEX INTERNATIONAL, INC.
____________ __, 2005              By:
                                   ________________________________________

                                   MOLEX-JAPAN CO., LTD.
____________ __, 2005              By:
                                   ________________________________________